INCOME TAXES (Tables)	12 Months Ended
Nov. 30, 2012
Income Taxes Tables
Components of the net deferred tax asset

	2012	2011
Deferred tax assets:
Net operating loss carry forward	$979,343	$532,034
Total deferred tax assets	342,770	186,212
Less: valuation allowance	(342,770)	(186,212)
Net deferred tax assets	$-	$-

Reconciliation between the statutory rate and the effective tax rate
	2012	2011

Federal statutory tax rate	(35.0)%	(35.0)%
Permanent difference and other	35.0%	35.0%
Effective tax rate	-%	-%